Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 11:  Income Taxes

For the three and nine months ended September 30, 2011, the Company recorded income tax expense of approximately $488 thousand and $542 thousand, respectively, based upon the projected effective income tax rate for the year.  For the three and nine months ended September 30, 2010, the Company recorded income tax expense of approximately $56 thousand and $75 thousand, respectively.

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.  The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company's deferred tax assets.

Due to the Company's operating loss carryforwards, all tax years remain open to examination by the major taxing jurisdictions to which the Company is subject. In the event that the Company is assessed interest or penalties at some point in the future, it will be classified in the financial statements as tax expense.

Note 9 - INCOME TAXES - Restated

Loss before income taxes consists of the following (in thousands):

	For the years ended December 31,
	2010 (Restated)	2009	2008
Domestic	$(1,140)	$(2,271)	$(1,859)
Total	$(1,140)	$(2,271)	$(1,859)

The federal income tax (benefit) provision is summarized as follows (in thousands):

	For the years ended December 31,
	2010	2009	2008
Current:
Federal	$125	$90	$-
Total current tax expense	125	90	-
Deferred:
Federal	(9,056)	-	-
Total deferred tax benefit	(9,056)	-	-
Total tax (benefit) expense	$(8,931)	$90	$-

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

The tax effects of significant items comprising the Company's deferred taxes as of December 31 are as follows (numbers are in thousands):

	For the years ended December 31,
	2010	2009	2008
Deferred tax assets:
Federal and state net operating loss carryforwards	$37,160	$39,391	$40,964
Research and development tax credit carryforwards	1,589	1,440	1,454
Stock based compensation	1,378	1,240	879
Depreciation and amortization	223	385	466
Other provisions and expenses not currently deductible	1,019	988	851
Accrued severance	222	-	-
Total deferred tax assets	$41,591	$43,444	$44,614
Deferred tax liabilities:
Prepaid expenses	$(170)	$(197)	$-
Total deferred tax liabilities	$(170)	$(197)	$-
Less valuation allowance	$(32,365)	$(43,247)	$(44,614)
Net deferred tax asset	$9,056	$0	$0

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.  The effect on deferred tax assets and liabilities of changes in tax rates will be recognized as income or expense in the period that the change occurs.  A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  Changes in circumstances, assumptions and clarification of uncertain tax regimes may require changes to any valuation allowances associated with the Company's deferred tax assets.

Realization of the future tax benefits is dependent on the Company's ability to generate sufficient taxable income within the carryforward period. Through December 31, 2009, the Company's net deferred tax assets were fully reserved due to uncertainty of realization through future earnings.  In 2010, the Company determined that based on all available evidence, both positive and negative, and based on the weight of the available evidence, including the Company's cumulative taxable income over the past three years and expected profitability in 2011 through 2013 that certain of its deferred tax assets were more likely than not realizable through future earnings.   Accordingly, the Company reduced its valuation allowance by $9.1 million and recorded a corresponding tax benefit of $9.1 million.

As of December 31, 2010, 2009 and 2008, the Company has net deferred tax assets of approximately of $41.4, $43.2, and $44.6 million, respectively, primarily resulting from the future tax benefit of net operating loss carryforwards. The valuation allowance decreased by $10.9, $1.4, and $0.8 million during the years 2010, 2009 and 2008, respectively.

During the year ended December 31, 2010, the Company utilized approximately $6.3 million of its prior years' net operating loss carryforward.  The current tax provision of $125 thousand represents alternative minimum tax.  As of December 31, 2010, eMagin has federal and state net operating loss carryforwards of approximately $109 million and $2.2 million, respectively. The federal research and development tax credit carryforwards are approximately $1.6 million. The net operating losses and tax credit carryforwards will be available to offset future taxable income, if any, through December 2028. The utilization of net operating losses is subject to a limitation due to the change of ownership provisions under Section 382 of the Internal Revenue Code and similar state provisions. Such limitation may result in the expiration of the net operating losses before their utilization. The Company has done an analysis regarding prior year ownership changes, and it has been determined that the Section 382 limitation on the utilization of net operating losses will currently not materially affect the Company's ability to utilize its net operating losses.

The difference between the statutory federal income tax rate on the Company's pre-tax loss and the Company's effective income tax rate is summarized as follows:

	For the years ended December 31,
	2010 (Restated)	2009	2008
U.S. Federal income tax (benefit) at federal statutory rate	(34)%	(34)%	(34	) %
Change in valuation allowance	(108)%	(62)%	(43	) %
Change in effective state tax rate	—%	(3)%	75%
Change in the fair value of warrant liability	54%	102%	—%
Other, net	(1)%	1%	2%
Effective tax rate	(89)%	4%	0%

The Company did not have unrecognized tax benefits which would require an adjustment to the January 1, 2007 beginning balance of retained earnings.  The Company did not have any unrecognized tax benefits at December 31, 2010, December 31, 2009 or December 31, 2008. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2010, 2009 and 2008, the Company recognized no interest and penalties.

The Company files income tax returns in the U.S. federal jurisdiction, New York and Virginia.  Due to the Company's operating losses, all tax years remain open to examination by major taxing jurisdictions to which the Company is subject.